UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2005

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a)

On September 7, 2005, a resolution was adopted by unanimous written consent of the Company's Board of Directors dismissing Amisano Hanson, Chartered Accountants ("Amisano") as the Company’s independent accountant.

None of Amisano’s reports on the Company's financial statements for the fiscal years ended September 30, 2003 and September 30, 2004, contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports were qualified as to the Company's ability to continue as a going concern.

During the fiscal years ended September 30, 2003 and September 30, 2004 and through the date of Amisano’s dismissal, there were no disagreements between the Company and Amisano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Amisano’s satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this Form 8-K to Amisano and requested that Amisano furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Form 8-K and, if not, identifying the statements with which it does not agree.

The Company has filed a copy of Amisano’s letter as an Exhibit to this Form 8-K.

In addition, on June 22, 2005, the Company entered into a business combination with ViaSpace Technologies LLC ("VST"), a private company. The auditors of VST were Jaspers + Hall, PC, ("Jaspers + Hall") who also performed the review of the Company for the quarterly period ending June 30, 2005. On September 7, 2005, a resolution was adopted by unanimous written consent of the Company's Board of Directors dismissing Jaspers + Hall.

Jaspers + Hall’s report on the Company’s financial statements for the quarterly period ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the quarterly period ended June 30, 2005 and through the date of Jaspers + Hall’s dismissal, there were no disagreements between the Company and Jaspers + Hall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Jaspers + Hall’s satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this Form 8-K to Jaspers + Hall and requested that Jaspers + Hall furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Form 8-K and, if not, identifying the statements with which it does not agree.

The Company has filed a copy of Jaspers + Hall’s letter as an Exhibit to this Form 8-K.

(b)

On September 7, 2005, a resolution was adopted by unanimous written consent of the Company’s Board of Directors appointing Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as the Company’s new independent accountant. Prior to the engagement of SLGG, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinion that might be rendered on the Company’s financial statements and no oral or written advice was provided by SLGG that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. The Company also did not consult with SLGG regarding any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

16.1 Letter from Amisano Hanson, Chartered Accountants, on change in certifying accountant, dated September 15, 2005
16.2 Letter from Jaspers + Hall, PC, on change in certifying accountant, dated September 15, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

September 15, 2005	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Amisano Hanson, Chartered Accountants, on change in certifying accountant, dated September 15, 2005
16.2	Letter from Jaspers + Hall, PC, on change in certifying accountant, dated September 15, 2005